Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
Employee Benefit Plans
We maintain a 401(k) plan for our eligible employees. We make matching contributions up to an amount equal to three percent of the employee's salary and may also make annual discretionary contributions. In February 2013, we revised the Company's matching program, changing the matching contributions from 100% of the employee salary deferral contributions up to two percent of eligible compensation to 50% of the employee salary deferral contributions up to six percent of eligible compensation. Also, a discretionary contribution was declared at the end of 2013, 2012 and 2011. The total expense recognized for this plan was $2.9 million, $2.2 million and $2.5 million for the years ended December 31, 2013, 2012 and 2011, respectively.

We make contributions to a contributory health and welfare plan as necessary to fund claims not covered by employee contributions. The total expense we recognized related to this plan was $7.9 million, $7.5 million and $9.5 million for 2013, 2012 and 2011, respectively. These expense amounts include estimates based upon the historical experience of claims incurred but not reported as of year-end.